Exhibit 99.4

M C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT LINE SACKPACK000000000.000000 ext 000000000.000000 ext Your vote matters – here’s how to vote! MR A SAMPLE You may vote online or by phone instead of mailing this card. DESIGNATION (IF ANY) ADD 1 Votes submitted electronically must be 000001 ADD 2 received by 11:59 p.m., (EDT), on ADD 3 October 28, 2025. ADD 4 MMMMMMMMM ADD 5 Online ADD 6 Go to www.investorvote.com/WNS2025 or scan the QR code login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. www.investorvote.com/WNS2025 2025 Annual General Meeting Proxy Card 1234 5678 9012 345 q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q A Proposals The Board of Directors recommend a vote FOR Proposals 1 to 8. 1. Adoption of the audited annual accounts of the Company for the For Against Abstain 5. Re-election of Class I Director Mr. Mario Vitale For Against Abstain financial year ended March 31, 2025, together with the auditors’ report 2. Re-appointment of Grant Thornton Bharat LLP as the auditors of 6. Re-election of Class I Director Mr. Timothy Main the Company 3. Approval of auditors’ remuneration for the financial year ending 7. Re-election of Class I Director Ms. Lan Tu March 31, 2026 4. Re-election of Class III Director Ms. Françoise Gri until the 8. Approval of Directors’ remuneration for their services to be earlier of May 5, 2026 or cessation of her directorship rendered during the period of their directorship consequent to any changes in Company’s Board of Directors at or following the completion of the Acquisition B Authorized Signatures This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) Please print date below. Signature 1 Please keep signature within the box. Signature 2 Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMM 1 UPX 664985 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 0471MC

2025 Annual General Meeting Admission Ticket 2025 Annual General Meeting of WNS (Holdings) Limited Shareholders Thursday, October 30, 2025 at 11:00 a.m. GMT 22 Grenville Street, St Helier, Jersey JE4 8PX, Channel Islands Upon arrival, please present this admission ticket and photo identification at the registration desk. Important notice regarding the Internet availability of proxy materials for the Annual General Meeting of Shareholders. The material is available at: https://www.edocumentview.com/WNS2025 Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/WNS2025 q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q WNS (Holdings) Limited Notice of 2025 Annual General Meeting of Shareholders Proxy Solicited by Board of Directors for Annual General Meeting October 30, 2025 I/We [insert name] of [address] (BLOCK LETTERS PLEASE), being (a) shareholder(s) of the above named Company, hereby appoint the Chair of the Annual General Meeting or [insert name] as my/our proxy to vote for me/us and on my/our behalf at the Annual General Meeting of the Company to be held at 11.00 a.m. GMT on October 30, 2025 and at any adjournment thereof or on a poll in respect of [insert number] Ordinary shares in the capital of the Company. Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR items 1-8. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. Notes 1. The Chair of the Annual General Meeting is willing to be your proxy. Shareholders are strongly encouraged to appoint the Chair as their proxy. If you execute and return this Proxy Form with no name inserted in the relevant space, the Chair of the Annual General Meeting will be deemed to be your proxy. If you wish your proxy to speak on your behalf, you will need to appoint someone other than the Chair and give them the relevant instructions directly. 2. If you wish to appoint a person other than the Chair of the Annual General Meeting to be your proxy (who need not be a shareholder, but must attend the Annual General Meeting to represent you and vote on your behalf), please insert that person’s name in the space provided and strike out the words “the Chair of the Annual General Meeting.” (Items to be voted appear on reverse side) C Non-Voting Items Change of Address Please print new address below. Meeting Attendance Mark box to the right if you plan to attend the Annual General Meeting.